UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2009
Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-27836	65-0643773

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100

(Address of principal executive offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)
Registrant’s telephone number, including area code: +972-4-988-9488
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     On February 23, 2009, the management of Protalix BioTherapeutics, Inc. (the “Company”), following discussions with the Securities and Exchange Commission (the “Commission”), concluded, with the concurrence of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), to amend and restate the Company’s financial statements for the year ended December 31, 2007, and each of the first, second and third quarter of 2007. In light of the restatement, the financial statements and other financial information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 10-K”), and in the Quarterly Reports on Form 10-Q for the first, second and third quarters of 2007 (the “2007 10-Qs”) should no longer be relied on. The restatement reflects changes to the accounting treatment of certain stock-based compensation of non-employees required by applicable accounting guidance.
     Statement of Financial Accounting Standards No. 123 (Revised 2004) “Share-Based Payment” (“SFAS 123R”) requires the use of the “fair-value-based method” to measure the value of stock-based compensation. In its application of SFAS 123R, the Company took the position that an active market for the Company’s common stock did not exist for the first quarter of 2007, and that better information existed for the first and third quarters of 2007, due to the limited public float and trading volume in the market. The Company used alternative valuation methods to calculate the fair value of the common stock underlying certain stock-based compensation awards granted to non-employees during the first and third quarters of 2007. The alternative valuation methods included a retrospective valuation conducted by a third-party specialist in the first quarter, and for the third quarter the Company had used the public offering price of the shares of common stock sold in the underwritten public offering completed by the Company on October 25, 2007. For purposes of the second quarter of 2007, the Company used the traded market value of the common stock to calculate the fair value of the common stock underlying certain stock-based compensation awards granted to non-employees because it did not believe that there was a preferred, alternative valuation mechanism available for that quarter. However, following discussions with the Commission, the Company concluded that it must rely on the traded market value of the common stock for the first and third quarters of 2007. The Company recalculated the compensation expense for non-employees for the first and third quarters of 2007 based on the traded market price of the common stock on the applicable measurement dates and determined that the resulting increase to the compensation expense for the applicable periods was material. On that basis, the Company recommended to the Audit Committee that a restatement is required.
     The Company currently estimates that the Company’s stock-based compensation, reported net loss and net loss per share will be restated for the year ended December 31, 2007. The following is a summary of the effects of the restatement on the Company’s consolidated financial statements (all amounts presented are in thousands, except per share data):

Financial Statements Period	As Reported	Adjustment	As Restated
Three months ended March 31, 2007—Net Loss	$3,450	$5,099	$8,549
Three months ended March 31, 2007—Loss Per Share	0.05	0.08	0.13
Three months ended June 30, 2007—Net Loss	9,154	—	9,014
Three months ended June 30, 2007—Loss Per Share	0.14	—	0.14
Three months ended September 30, 2007—Net Loss	4,746	7,074	11,820
Three months ended September 30, 2007—Loss Per Share	0.07	0.11	0.18
Three months ended December 31, 2007—Net Loss	5,131	-2,430	2,701
Three months ended December 31, 2007—Loss Per Share	0.07	-0.03	0.04
Year ended December 31, 2007—Net Loss	22,481	9,603	32,084
Year ended December 31, 2007—Loss Per Share	$0.33	$0.15	$0.48
     The restatement will not result in any change in the Company’s previously reported cash flows from operating activities, or total cash and cash equivalents shown in the Company’s consolidated financial statements for the year ended December 31, 2007.
     The Company expects to file its Annual Report on Form 10-K for the year ended December 31, 2008, including the amended 2007 results and Form 10-Q/As for the first, second and third quarters of 2008 demonstrating the quarterly and year-to-date impact of the adjustments to the applicable 2007 periods, as soon as practicable but in any event not later than March 16, 2009. However, because the timing of the restatement process is subject to the completion of, among other things, the Company’s accounting review and audit processes, there can be no assurance as to the actual filing date of the restated financial results.
     The Company’s management is assessing the effect of the restatement on the Company’s internal control over financial reporting. Management expects to reach a final conclusion on the restatement’s effect on internal control over financial reporting and disclosure controls and procedures upon completion of the restatement process. Until the restatement process is completed, the Company’s estimates of the expected adjustments are subject to change. Any changes to estimates herein, which are not audited, as well as additional items that may be identified, could be material to the Company’s financial condition and results of operations.
     The Audit Committee and the Company have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Kesselman & Kesselman, Certified Public Accountant (ISR), A Member of PricewaterhouseCoopers International Ltd.
Caution Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates, will or may occur in the future are forward-looking statements. Forward-looking statements can be identified by such forward-looking terminology as “expects,” “intends,” “plans,” “anticipates,” “believes,” “seeks,” “estimates,” and words or phrases of similar import. The Company intends that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to many risks and uncertainties that could cause the Company’s actual results to differ materially from any future results expressed or implied by the forward-looking statements. These statements include the Company’s statements regarding the impact of the restatement on its previously reported financial results and the preliminary estimates of revisions to prior period financial statements. There can be no assurance that management, the Audit Committee or the Company’s independent registered public accounting firm will not reach conclusions regarding the impact of the restatement that are different than management’s preliminary estimates or identify additional issues or other considerations in connection with the restatement and the audit and review process, or that these issues or considerations will not require additional adjustments to the Company’s prior financial results for additional annual or quarterly periods. All of these statements are subject to risks and uncertainties that may cause the statements to be inaccurate. These risks and uncertainties include, but are not limited to, those resulting from the Company’s ongoing analysis of the effect of the correction in the Company’s accounting method for non-employee compensation; other accounting adjustments that may result from review of the Company’s financial statements for the periods in question; the timing of the completion of the audit of the Company’s restated financial statements by its independent registered public accounting firm; the Company’s ability to timely file amended periodic reports reflecting its restated financial statements; the ramifications of the Company’s potential inability to timely file required reports, including potential delisting of the Company’s common stock on the NYSE Alternext US; potential claims and proceedings relating to such matters, including stockholder litigation and action by the Commission, U.S. Attorney’s Office or other governmental agencies; and negative tax or other implications for the Company resulting from the accounting adjustments; and other factors. Many of these risks and uncertainties are beyond the control of the Company. These and other risks and uncertainties are detailed under the heading “Risk Factors” in the 2007 10-K and are described from time to time in the reports we file with the Commission. The Company undertakes no obligation to update, and does not have a policy of updating or revising, these forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: February 26, 2009	By:	/s/ David Aviezer
		Name:	David Aviezer, Ph.D.
		Title:	President and Chief Executive Officer

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